                                                                   EXHIBIT 10.11


OBLIGOR FILE NAME    OBLIGOR #     OBLIGATION NUMBER     OFFICER #      AMOUNT

NEURAL APPLICATIONS
CORPORATION                                               34786    $2,000,000.00
--------------------------------------------------------------------------------
                                                               Chicago, Illinois

                                                 Dated as of September 14, 1998
                                                              ------------ ----


                                  MASTER NOTE

                  (CORPORATION, PARTNERSHIP, OR JOINT VENTURE)

This Note has been executed by Neural Applications Corporation, a corporation formed under the laws of the State of Delaware ("Borrower"); if more than one entity executes this Note, the term "Borrower" refers to each of them individually and some or all of them collectively, and their obligations hereunder shall be joint and several.* If a land trustee executes this Note, "Borrower" as used in sections 6 and 7 below also includes any beneficiary(ies) of the land trust.**

     FOR VALUE RECEIVED, on or before September 30, 1999, the scheduled maturity date hereof, Borrower promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "Lender"), at its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as Lender may direct, the aggregate unpaid principal balance of each advance (a "Loan" and collectively the "Loans") made by Lender to Borrower hereunder. The total principal amount of Loans outstanding at any one time hereunder shall not exceed Two Million UNITED STATES DOLLARS ($2,000,000.00).

     Lender is hereby authorized by Borrower at any time and from time to time at Lender's sole option to attach a schedule (grid) to this Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, the Interim Maturity Date (as defined below) (if applicable), the applicable interest rate and rate option, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Loans given by Borrower.

     If Borrower wishes to obtain a Loan under this Note, Borrower shall notify Lender orally or in writing on a banking day. Any such notice shall be irrevocable; if the notice is received after 10:00 AM Chicago time the Loan may not be available until the next banking day. Additional procedures for "Bank Offered Rate" Loans, if available, are set forth below.

     Each request for a Loan shall be deemed to be a representation and warranty by Borrower to Lender that: (i) no Event of Default or Unmatured Event of Default (in each case as defined below) has occurred and is continuing as of the date of such request or would result from the making of the Loan; and (ii) Borrower's representations and warranties herein are true and correct as of such date as though made on such date. Upon receipt of each Loan request Lender in its sole discretion shall have the right to request that Borrower provide to Lender, prior to Lender's funding of the Loan, a certificate executed by Borrower's President, Treasurer, or Chief Financial Officer (if Borrower is a corporation), or a general partner or joint venturer of Borrower (if Borrower is a partnership or joint venture) to such effect.


1.   INTEREST.
     Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder at the following rate per year: [CHECK ONE ONLY]

[XXXX] (i) The "Prime-Based Rate", which shall mean the Prime Rate plus minus one and one-half percent (1.500%).

[N/A] ***(ii) The "Bank Offered Rate", which shall be equal to that rate of interest offered by Lender and accepted by Borrower and fixed for periods of up to one year ("Interest Period(s)") (the last day of any Interest Period being referred to as an "Interim Maturity Date"). Other description_____________________________________________________
          ______________________________________________________________________

"Prime Rate" means that rate of interest announced from time to time by Lender called its prime rate, which rate may not at any time be the lowest rate charged by Lender. Changes in the rate of interest on the Loans resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement of a change in the Prime Rate.

     Without limiting Borrower's obligation to repay all outstanding Loans in full on the scheduled maturity date, each Loan at the Bank Offered Rate shall be due and payable in full on its Interim Maturity Date. After the maturity of any Loan, whether by acceleration or otherwise, such Loan shall bear interest until paid, at a rate equal to two percent (2%) in addition to the rate in effect immediately prior to maturity (but not less than the Prime Rate in effect at maturity).

     If this Note bears interest at the Bank Offered Rate and Borrower requests a Loan, Lender shall in its sole discretion offer or decline to offer a Bank Offered Rate (and if it offers a Bank Offered Rate, the rate of such Bank Offered Rate shall be in Lender's sole discretion), and Borrower shall irrevocably accept or decline such particular Bank Offered Rate and the related Loan and confirm such acceptance in writing by letter or other written communication dated and sent the date of such borrowing. Any confirmation by Lender of the rate and Interest Period for any Bank Offered Rate Loan shall be conclusive in the absence of manifest error. Without limiting Borrower's obligations under any other document or instrument, Lender may rely without inquiry upon any person whom it reasonably believes to be a party authorized to accept or decline such Bank Offered Rate and the related Loan. Lender has no obligation to make a new Loan to Borrower when a Loan at the Bank Offered Rate matures on its Interim Maturity Date.

     Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date a Loan is made and excluding the date a Loan or any portion thereof is paid or prepaid. Interest shall be due and payable as follows:

[X] Monthly, on the LAST day of each month, beginning September 30, 1998 with all accrued but unpaid interest being due and payable in full with the final principal payment due hereunder.

[N/A]     Quarterly, on the ________ day of each ___________, ____________,
          ________________, and _____________________ in each year, beginning
          ____________________, with all accrued but unpaid interest being due and payable in full with the final principal payment due hereunder.

[N/A]     Other _______________________________________________________________.



*Insert "N/A" in any blank in this Note which is not applicable. **Land trustee may not sign upon direction of individual beneficiary(ies) unless Loans are for business purposes. ***Do not use if collateral includes real estate.

In addition, if the Bank Offered Rate is available under this Note, interest on any Loan at the Bank Offered Rate, if not otherwise previously due and payable as indicated above, shall be due and payable in full on the last day of each Interest Period. After maturity interest shall be payable on demand.

2.   PREPAYMENTS.

     Borrower may prepay without penalty or premium any principal bearing interest at the Prime-Based Rate. If Borrower prepays any principal bearing interest at the Bank Offered Rate in whole or in part, or if the maturity of any such Bank Offered Rate principal is accelerated, then, to the fullest extent permitted by law Borrower shall also pay Lender for all losses (including but not limited to interest rate margin and any other losses of anticipated profits) and expenses incurred by reason of the liquidation or re-employment of deposits acquired by Lender to make the Loan or maintain principal outstanding at the Bank Offered Rate. Upon Lender's demand in writing specifying such losses and expenses, Borrower shall promptly pay them; Lender's specification shall be deemed correct in the absence of manifest error. Each Loan bearing interest at the Bank Offered Rate shall be conclusively deemed to have been funded by or on behalf of Lender by the purchase of a deposit corresponding in amount to such Loan and in maturity to the Interest Period specified by Lender.

3. REFERENCES TO PREVIOUS NOTES, FACILITY TYPE, COLLATERAL, GUARANTIES, LOAN & OTHER AGREEMENTS. (CHECK AS APPLICABLE)

LINE OF CREDIT: This Note has been executed pursuant to a line of credit. At the present time Lender intends to make available to Borrower credit as outlined herein or in any related letter until the maturity day indicated above unless in Lender's sole judgment there has occurred an adverse change in the assets, condition or prospects of Borrower or any guarantor. THE LINE OF CREDIT MAY BE CANCELLED OR REDUCED BY LENDER AT LENDER'S SOLE OPTION WITHOUT PRIOR NOTICE TO BORROWER OR ANY OTHER PERSON OR ENTITY. THE LINE OF CREDIT IS REVOCABLE NOTWITHSTANDING PAYMENT OF ANY FEES OR MAINTENANCE OF ANY ACCOUNT BALANCES, AS AND IF PROVIDED IN ANY ACCOMPANYING LETTER OR OTHER DOCUMENT PERTAINING TO SUCH FEES AND/OR BALANCES. Any such fees and/or balances shall be deemed compensation to Lender for being prepared to respond to Borrower's requests for credit under this Note.

[N/A]     This Note amends, restates, renews and replaces in its entirety the note dated _________________ in the amount of $____________, and any previously renewed note(s). Borrower hereby expressly confirms that all collateral and guaranties given for such prior note(s) shall secure or guarantee this Note. All amounts outstanding under such previous note(s) shall be deemed automatically outstanding hereunder.

[X]       This Note is secured without limitation as provided in the following and all related documents, in each case as amended, modified, renewed, restated or replaced from time to time.

     [N/A]     Security Agreement dated as of _________________________________.

     [N/A]     Mortgage dated as of ____________________________________________
               on property all or part of which is commonly known as ___________
               _________________________________________________________________
               ________________________________________________________________.

     [X]       Pledge Agreement dated as of September 14, 1998.

     [N/A]     Other (describe)_________________________________________________
               ________________________________________________________________.

[X]       Payment of this Note has been unconditionally guaranteed by Robert B.
Staib (each individually and all collectively referred to as "guarantor") as provided in separately executed guaranties.

[N/A]     This Note has been executed pursuant to a __________ Agreement, dated as of the date hereof, as amended, modified, restated, renewed, or replaced from time to time, containing covenants and other terms, to which reference is hereby made.

4.   USE OF PROCEEDS. CHECK ONE:

[X]       Borrower represents and warrants that the proceeds of this Note will be used solely for business purposes, and not for personal, family or household use, within the meaning of Federal Truth-in-Lending and similar state laws and regulations.

[N/A]     ****Borrower represents that the proceeds of this Note will be used for personal, family or household use. IF THIS OPTION IS CHECKED, THE FIRST LOAN MUST BE IN THE AMOUNT OF $25,001 OR MORE

If Loan proceeds will be used to purchase or refinance the purchase of any property describe:
_______________________________________________________________________________

_______________________________________________________________________________.

Notwithstanding any other provision hereof, if this Note is covered by Regulation Z of the Federal Reserve Board (Truth in Lending) or any like disclosure requirement, this Note shall be secured by collateral referenced herein or in any other document only if disclosed in a related disclosure statement.

5.   REPRESENTATIONS.

Borrower hereby represents and warrants to Lender that:

     (a) Borrower and any "Subsidiary" (as defined below) are existing and in good standing under the laws of their state of formation, are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; the execution, delivery and performance of this Note and all related documents and instruments are within Borrower's powers and have been authorized by all necessary corporate, partnership or joint venture action;

     (b) the execution, delivery and performance of this Note and all related documents and instruments have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law or of the partnership or joint venture or similar agreement, charter or by-laws of Borrower or any agreement affecting Borrower or its property; and

     (c) there has been no material adverse change in the business, condition, properties, assets, operations or prospects of Borrower or any guarantor since the date of the latest financial statements provided on behalf of Borrower or any guarantor to Lender prior to the execution of this Note.

"Subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which Borrower owns directly or indirectly fifty percent (50%) or more of the outstanding voting stock or interest, or of which Borrower has effective control, by contract or otherwise.

6. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":

     (a) failure to pay, when and as due, any principal, interest or other amounts payable hereunder; failure to comply with or perform any agreement or covenant of Borrower contained herein; or failure to furnish (or caused to be furnished to) Lender when and as requested by Lender (but not more often than once every twelve months) fully completed personal financial statement(s) of any individual guarantor on Lender's then-standard form together with such supporting information as Lender may reasonably request; or

     (b) any default, event of default, or similar event shall occur or continue under any other instrument, document, note, agreement, or guaranty delivered to Lender in connection with this Note, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

     (c) there shall occur any default or event of default, or any event or condition that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor, or under the terms of any indenture, agreement, or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

     (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower, any Subsidiary, any general partner or joint venture of Borrower, or any guarantor to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

     (e) any guaranty of or pledge of collateral security for this Note shall be repudiated or become unenforceable or incapable of performance; or

     (f) Borrower or any Subsidiary shall fail to maintain their existence in good standing in their state of formation or shall fail to be duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower; or

     (g) Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor shall die, become incompetent, dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason; or any general partner or joint venturer of Borrower shall withdraw or notify any partner or joint venturer of Borrower of its or his/her intention to withdraw as a partner or joint venturer (or to become a limited partner) of Borrower; or any general or limited partner or joint venturer of Borrower shall fail to make any contribution required by the partnership or joint venture agreement of Borrower as and when due under such agreement; or there shall be any change in the partnership or joint venture agreement of Borrower from that in force on the date hereof which may have a material adverse impact on the ability of Borrower to repay this Note; or

     (h) any person or entity presently not in control of a corporate, partnership or joint venture Borrower, any corporate general partner or joint venturer of Borrower, or any guarantor, shall obtain control directly or indirectly of Borrower, such a corporate general partner or joint venturer, or any guarantor, whether by purchase or gift of stock or assets, by contract, or otherwise; or

     (i) any proceeding (judicial or administrative) shall be commenced against Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor, or with respect to any assets of Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor which shall threaten to have a material and adverse effect on the assets, condition or prospects of Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor; or final judgment(s) and/or settlement(s) in an aggregate amount in excess of Two Hundred Fifty Thousand UNITED STATES DOLLARS ($250,000.00) in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Lender, shall be entered or agreed to in any suit or action commenced against Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor; or

     (j) Borrower shall grant or any person (other than Lender) shall obtain a security interest in any collateral for this Note; Borrower or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Lender does not have a first-priority security interest in any of the collateral for this Note enforceable in accordance with the terms of the related documents; or any notice of a federal tax lien against Borrower or any general partner or joint venturer of Borrower shall be filed with any public recorder; or


****If this box is checked and a land trustee is signing the Note, do not take real estate as collateral.

     (k) there shall be any material loss or depreciation in the value of any collateral for this Note for any reason, or Lender shall otherwise reasonably deem itself insecure; or, unless expressly permitted by the related documents, all or any part of any collateral for this Note or any direct, indirect, legal, equitable or beneficial interest therein is assigned, transferred or sold without Lender's prior written consent; or

     (l) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor; or Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor shall take any steps toward, or to authorize, such a proceeding; or

     (m) Borrower, any Subsidiary, any general partner or joint venturer of Borrower, or any guarantor shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

7.   DEFAULT REMEDIES.

     (a) Upon the occurrence and during the continuance of any Event of Default specified in Section 6(a)-(k), Lender at its option may declare this Note (principal, interest and other amounts) immediately due and payable without notice or demand of any kind. Upon the occurrence of any Event of Default specified in Section 6(l)-(m), this Note (principal, interest and other amounts) shall be immediately and automatically due and payable without action of any kind on the part of Lender. Upon the occurrence and during the continuance of any Event of Default, Lender may exercise any rights and remedies under this Note, any related document or instrument (including without limitation any pertaining to collateral), and at law or in equity.

     (b) Lender may, by written notice to Borrower, at any time and from time to time, waive any Event of Default or "Unmatured Event of Default" (as defined below), which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Lender and Borrower shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law. "Unmatured Event of Default" means any event or condition which would become an Event of Default with notice or the passage of time or both.

8.   NO INTEREST OVER LEGAL RATE.

     Borrower does not intend or expect to pay, nor does Lender intend or expect to charge, accept or collect any interest which, when added to any fee or other charge upon the principal which may legally be treated as interest, shall be in excess of the highest lawful rate. If acceleration, prepayment or any other charges upon the principal or any portion thereof, or any other circumstance, result in the computation or earning of interest in excess of the highest lawful rate, then any and all such excess is hereby waived and shall be applied against the remaining principal balance. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein or otherwise, no deposit of funds shall be required in connection herewith which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the highest lawful rate.

9.   PAYMENTS, ETC.

     All payments hereunder shall be made in immediately available funds, and shall be applied first to accrued interest and then to principal; however, if an Event of Default occurs, Lender may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal and/or lawful charges and expenses then accrued. Borrower shall receive immediate credit on payments received during Lender's normal banking hours if made in cash, immediately available funds, or by debit to available balances in an account at Lender; otherwise payments shall be credited after clearance through normal banking channels. Borrower authorizes Lender to charge any account of Borrower maintained with Lender for any amounts of principal, interest, taxes, duties, or other charges or amounts due or payable hereunder, with the amount of such payment subject to availability of collected balances in Lender's discretion; unless Borrower instructs otherwise, all Loans shall be credited to an account(s) of Borrower with Lender. LENDER AT ITS OPTION MAY MAKE LOANS HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING WITHOUT LIMITATION INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE. All payments shall be made without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note or the proceeds, Lender or Borrower by any government or political subdivision thereof. Borrower shall upon request of Lender pay all such taxes, duties or other charges in addition to principal and interest, including without limitation all documentary stamp and intangible taxes, but excluding income taxes based solely on Lender's income.

10.  SETOFF.

     At any time and without notice of any kind, any account, deposit or other indebtedness owing by Lender to Borrower, and any securities or other property of Borrower delivered to or left in the possession of Lender or its nominee or bailee, may be set off against and applied in payment of any obligation hereunder, whether due or not.

11.  NOTICES.

     All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Lender to its main banking office indicated above (Attention: Division Head, Private Banking Division), and if to Borrower to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Borrower, may appear in Lender's records.

12.  MISCELLANEOUS

     This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Note. This Note shall bind Borrower, its heirs, trustees (including without limitation successor and replacement trustees), executors, personal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives notice of dishonor or default as well as presentment, protest, demand and notice of any kind in connection herewith. If there shall be more than one person or entity constituting Borrower, each of them shall be primarily, jointly and severally liable for all obligations hereunder.

13.  WAIVER OF JURY TRIAL, ETC.

     BORROWER HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER COOK COUNTY, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

[X]  See Rider attached hereto and incorporated herein by reference.

     Lender is hereby authorized by Borrower without notice to Borrower to fill in any blank spaces and dates and strike inapplicable terms herein or in any related document to conform to the terms upon which the Loan(s) evidenced hereby are or may be made, for which purpose Lender shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.


                                        Address for Notices:

                                        2600 Crosspark Road
                                        ----------------------------------------

NEURAL APPLICATIONS CORPORATION         Corallville, IA 52241
------------------------------------    ----------------------------------------

By: /s/  Robert B. Staib
   ---------------------------------    ----------------------------------------

Title: Robert B. Staib                  Attention:
       -----------------------------               -----------------------------

                                PLEDGE AGREEMENT
                         (Multiple Collateral Options)
                      (Loans to Debtor and/or Third Party)

                         Dated as of September 14, 1998

This Pledge Agreement (as modified from time to time, the "Agreement") has been executed by Robert B. Staib*, an individual ("Debtor"), as debtor, in favor of THE NORTHERN TRUST COMPANY, an Illinois banking corporation, as secured party and pledgee (together with any successor, assign or subsequent holder, "Secured Party"), with its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675. If more than one person or entity executes this Agreement, the term "Debtor" refers to each of them individually and some or all of them collectively, and their obligations hereunder shall be joint and several. If any party comprising "Debtor" is a trustee(s), "Trust Agreement" means the governing trust agreement and/or instruments governing the trust, as modified from time to time, and all related documents and instruments, and "Debtor" also refers to the trustee(s) as such and the trust individually and collectively.

     In consideration of Secured Party's making loans and extensions of credit and/or considering making loans or extensions of credit, to Debtor and/or Neural Applications Corporation, a Delaware corporation (Debtor and such individuals or entities being collectively referred to as the "Borrower(s)"), and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees as follows:

1.   DEFINITIONS.  As used in this Agreement:

     (a) Unless otherwise defined herein, all terms that are defined in the Uniform Commercial Code of the State in which the main banking office of Secured Party is located shall have the same meanings herein as in such Code.

     (b) "Guarantor" means any person or entity, or any persons or entities severally, now or hereafter guarantying payment or collection of all or any part of the "Liabilities" (as hereinafter defined).

     (c) "Prime Rate" means that floating rate of interest per year announced from time to time by Secured Party called its prime rate, which at any time may not be the lowest rate charged by Secured Party, computed for the actual number of days elapsed on the basis of a year of 360 days.

     (d) "Subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which Borrower or Debtor owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which Borrower or Debtor has effective control, by contract or otherwise.

2. PLEDGE. Debtor hereby assigns, pledges, hypothecates, delivers, sets over and transfers to Secured Party and grants to Secured Party a continuing security interest in the following, in each case whether certificated or uncertificated, whether now owned or hereafter acquired, wherever located (any or all of such, the "Collateral"):

(a)  CHECK AS MANY AS APPLY

     STOCKS AND/OR BONDS. The securities (stocks and/or bonds) listed on Exhibit A.

N/A U.S. GOVERNMENT SECURITIES. The marketable obligations and securities issued, guaranteed or insured by the United States, or for which the full faith and credit of the United States is pledged for the repayment of principal and interest thereof, or marketable obligations issued, guaranteed, or insured by any agency, instrumentality, or corporation of the United States for which the credit of such agency, instrumentality or corporation is pledged for the repayment of principal and interest thereof, as described in Exhibit A attached hereto.

N/A SECURITIES ACCOUNT. Account No.      in the name of Debtor with    (name of
securities account firm), now located at         (hereafter referred to as the
"Bailee"), any successor and/or replacement account, and any and all securities, security entitlements, financial assets, investment property, commodity contracts, money, instruments, documents, goods, chattel paper, accounts, general intangibles, deposit accounts, partnership and limited liability company interests, and other property and rights of any nature now or hereafter held in or constituting part of such account(s)(such account and any successor and/or replacement account, the "Securities Account"). (ALSO EXECUTE DIRECTION LETTER IN FORM OF EXHIBIT B AND UCC FORM)

N/A SPECIFIED SECURITIES IN SECURITIES ACCOUNT & RELATED RIGHTS. The securities listed in Exhibit A attached hereto which are presently held in Account No.
           in the name of Debtor with         (name of securities account firm),
now located at          (hereafter referred to as the "Bailee"), and (without
limiting any restrictions set forth herein) as may be held hereafter in any successor and/or replacement account or by Secured Party, together with any and all replacements and substitutions thereof or thereto and Debtor's security entitlements and other rights under and pursuant to such account(s) in connection with such securities, replacements and substitutions (such account and any successor and/or replacement account, the "Securities Account"). (ALSO EXECUTE DIRECTION LETTER IN FORM OF EXHIBIT C AND UCC FORM)

N/A PERCENTAGE OF BALANCE IN SECURITIES ACCOUNT & RELATED RIGHTS.      percent
(      %)  (according to market value of principal balance) of the securities
held in Account No.     in the name of Debtor with

*Insert "N/A" in any blank which is not applicable. EXHIBITS REFERRED TO IN THE TEXT WHICH DO NOT PERTAIN TO THE PARTICULAR COLLATERAL PLEDGED NEED NOT BE ATTACHED.

                 (name of securities account firm), now located at (hereafter referred to as the "Bailee") and (without limiting any restrictions set forth herein) as may be held hereafter in any successor and/or replacement account or by Secured Party, together with any and all replacements and substitutions thereof or thereto and Debtor's security entitlements and other rights under and pursuant to such account(s) in connection with such securities, replacements and substitutions (such account and any successor and/or replacement account, the "Securities Account"). Secured Party shall have the right at any time and from time to time in its sole discretion to designate which securities in the Securities Account or which may be held by Secured Party shall constitute Collateral. (ALSO EXECUTE DIRECTION LETTER IN FORM OF EXHIBIT D AND UCC FORM)

N/[A]  BANK DEPOSITS.  Deposit account and/or certificate of             deposit
number           in the name of Debtor in                   the amount of $
(the "Deposit") held                         by Secured Party or


                                     [name & address of                 other
institution where deposit is held] (Secured Party or other institution in its capacity as issuer of the Deposit, the "Bailee"), as well as each renewal, replacement and substitution of, interest credited to and all sums due or to become due on, the Deposit (including without limitation any increase in the amount of the Deposit from any source whatsoever). (IF DEPOSIT IS ISSUED BY ANYONE OTHER THAN SECURED PARTY, ALSO EXECUTE DIRECTION LETTER IN FORM OF EXHIBIT E)

(IF MORE THAN ONE "DEPOSIT," "SECURITIES ACCOUNT" OR "BAILEE" IS INDICATED, SUCH TERMS AS USED IN THIS AGREEMENT APPLY TO EACH SUCH DEPOSIT, SECURITIES ACCOUNT OR BAILEE.)

(b) With respect to any Collateral referred to in (a), but without limiting (a):

     (i) all stock and bond powers, certificates and instruments;

     (ii) all replacements, substitutions, interest, cash and stock dividends, warrants, options, and other rights and amounts paid, accrued, received, receivable, or distributed with respect thereto from time to time.

(c) With respect to the foregoing, all products and proceeds thereof, including without limitation insurance proceeds and payments under the Securities Investor Protection Act of 1970, as amended.

3. LIABILITIES. The Collateral shall secure the payment and performance of the following (collectively referred to as the "Liability(ies)"): (a) all obligations and liabilities of Borrower or Debtor to Secured Party howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now due or to become due, or now existing or hereafter arising, including without limitation future advances and letters of credit issued for the account of or at the request of Borrower or Debtor; (b) any guaranty by Debtor of any obligations of Borrower to Secured Party, and any obligation of Debtor as co-signer, endorser, or the like with respect to any note or other obligation of Borrower; (c) all liabilities and obligations of Debtor under this Agreement or in connection herewith; and (d) all agreements relating to any of the foregoing. This Agreement shall continue and remain in effect notwithstanding that at any particular time there may be no Liabilities outstanding. Notwithstanding the foregoing the Collateral shall not secure any Liabilities subject to Regulation Z of the Federal Reserve Board or any equivalent state disclosure requirement unless disclosed in a disclosure statement pertaining to such Liabilities.

4.  REPRESENTATIONS.


(a)  Debtor hereby represents and warrants to Secured Party that:

     (i) [APPLICABLE IF DEBTOR IS A CORPORATION, PARTNERSHIP, JOINT VENTURE OR TRUST] Debtor and any Subsidiary are existing and in good standing under the laws of their state of formation, are duly qualified, in good standing and authorized to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Debtor; the execution, delivery and performance of this Agreement and all related documents and instruments are within Debtor's powers (including without limitation, if Debtor is a trust, Debtor's powers as trustee pursuant to the Trust Agreement and applicable law) and have been authorized by all necessary corporate, partnership, joint venture, and/or trust action.

     (ii) [APPLICABLE IF DEBTOR IS AN INDIVIDUAL] Debtor has capacity to enter into and perform its obligations hereunder.

     (iii) The execution, delivery and performance of this Agreement have received any and all necessary governmental approval, and do not and will not contravene or conflict with any provision of law or of the partnership or joint venture or similar agreement, charter or by-laws of Debtor or any agreement affecting Debtor or its property, including without limitation (if applicable) the Trust Agreement.

     (iv) There has been no material adverse change in the business, condition, properties, assets, operations or prospects of Debtor, Borrower or any Guarantor since the date of the latest financial statements provided on behalf of Debtor, Borrower or any Guarantor to Secured Party.

     (v) Debtor does not do business, nor has it done business during the five
(5) years and six months prior to the date of this Agreement, under any name except as shown above.

     (vi) The Collateral is duly and validly authorized and issued, non-assessable, fully paid and paid for, issued and outstanding, and Debtor is the legal and equitable owner of the Collateral, with the right (including without limitation, if applicable, under the Trust Agreement) to pledge, assign and deliver the Collateral to secure the Liabilities and do or cause to be done all other actions provided for or referenced in this Agreement or any related document or instrument, free and clear of all liens, claims, encumbrances and security interests of any nature except any in favor of Secured Party.

     (vii) TO THE EXTENT THE COLLATERAL INCLUDES UNCERTIFICATED SECURITIES OR DEPOSITS, DEBTOR HAS REQUESTED THE ISSUER THEREOF TO MARK ITS BOOKS TO REFLECT THIS PLEDGE TO THE SECURED PARTY.

     (viii) Sale of the Collateral by Secured Party is not prohibited or regulated by any federal or state law or regulation or any agreement binding upon Debtor, including without limitation (if applicable) the Trust Agreement, and requires no registration or filing with, or consent or approval of, any governmental body, regulatory authority or securities exchange.

     (ix) No financing statement, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

(b) The request or application by Borrower or Debtor for any Liability secured hereby shall be a representation and warranty by Debtor as of the date of such request or application that: (i) no Event of Default or Unmatured Event of Default (in each case as defined herein) has occurred or is continuing as of such date; and (ii) Debtor's representations and warranties herein are true and correct as of such date as though made on such date.

5. DEPOSITORIES. Without limiting any other provision hereof, Secured Party may at its option from time to time transfer, or cause any Bailee to transfer, the Collateral into a "pledge position" at any depository now or hereafter holding the Collateral, and do or cause to be done, execute (or cause to be executed) such other documents, and take (or cause to be taken) such other actions as Secured Party may deem necessary or appropriate in connection therewith.

6.   APPOINTMENT OF SUB-AGENTS; REGISTRATION IN NOMINEE NAME.

     (a) The Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of any certificates or instruments representing or evidencing the Collateral, which may be held (in the discretion of Secured Party) in the name of Secured Party or any nominee or nominees of Secured Party or a sub-agent appointed by Secured Party. In addition, Secured Party shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Agreement.

     (b) For the better perfection of Secured Party's rights in and to the Collateral and to facilitate implementation of such rights, Debtor shall, upon written request of Secured Party, cause all the certificates, notes, documents and other instruments evidencing, representing or otherwise comprising the Collateral to be registered or otherwise put into the name of Secured Party or a nominee or nominees of Secured Party subject only to the revocable voting rights specified herein.

     (c) Debtor hereby consents and agrees that the issuers of, or any depository, registrar, transfer agent or similar party for any of, the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by Debtor or any other person to any such issuer or any such depository, registrar, transfer agent or similar party.

7. VOTING RIGHTS. Upon the occurrence and during the continuance of an Event of Default, any and all voting or similar rights with respect to the Collateral shall be exercisable only by Secured Party.

8. COVENANTS OF PLEDGOR. Debtor agrees that so long as this Agreement remains in effect, it will:

     (a) Promptly deliver any cash, securities or other property received with respect to the Collateral, whether as proceeds of the disposition thereof, dividends with respect thereto, or otherwise, to be held by Secured Party as Collateral. NOTWITHSTANDING THE FOREGOING, UNTIL SECURED PARTY NOTIFIES DEBTOR TO THE CONTRARY OR AN EVENT OF DEFAULT (AS DEFINED BELOW) OCCURS, DEBTOR MAY CONTINUE TO RECEIVE REGULAR CASH DIVIDENDS AND INTEREST PAYMENTS ON THE COLLATERAL.

     (b) Defend the Collateral against the claims and demands of all persons other than Secured Party and promptly pay all taxes, assessments, and charges upon the Collateral, and not sign (or permit to be signed) any documents creating or perfecting a lien upon or a security interest in any of the Collateral except in favor of Secured Party, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party.

     (c) Keep at its address for notices set forth under or opposite its signature hereto its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; furnish to Secured Party such information concerning the Collateral as Secured Party may from time to time reasonably request; and permit Secured Party from time to time to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession of Debtor pertaining to the Collateral.

     (d) Make appropriate entries upon its financial statements and its books and records disclosing Secured Party's security interest in the Collateral.

     (e) Provide to Secured Party from time to time such financial statements of and other information concerning the Collateral, Debtor (including without limitation, if applicable, the trust under the Trust Agreement) and any general partner or joint venturer of Debtor (audited, if requested by Secured Party) as Secured Party shall reasonably request.

     (f) Except if and to the extent specifically permitted by this Agreement, not sell, transfer, grant an option or similar right with respect to, or otherwise dispose of, or agree to dispose of, any Collateral or any interest therein.

9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default":

     (a) failure to pay, when and as due, any principal, interest or other amounts payable hereunder or in connection with any of the Liabilities, or failure to comply with or perform any agreement or covenant of Debtor contained herein; or

     (b) any default, event of default, or similar event shall occur or continue under any other instrument, document, note, agreement, or guaranty delivered to Secured Party in connection with this Agreement, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

     (c) there shall occur any default or event of default, or any event that might become such with notice or the passage of time or both, or any similar event, or any event that requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by Borrower, Debtor, any Subsidiary, any general partner or joint venturer of Borrower or Debtor, or any Guarantor, or under the terms of any indenture, agreement, or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured, or guaranteed, and such event shall continue beyond any applicable period of grace; or

     (d) any representation, warranty, schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower, Debtor, any Subsidiary, any general partner or joint venturer of Borrower or Debtor, or any Guarantor to Secured Party is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

     (e) any guaranty of or pledge of collateral security for the Liabilities, including without limitation this Agreement, shall be repudiated or become unenforceable or incapable of performance; or

     (f) Debtor, Borrower or any Subsidiary shall fail to maintain their existence in good standing in their state of formation or shall fail to be authorized, licensed, or qualified to do business in each jurisdiction where failure to do so might have a material adverse impact on the consolidated assets, condition or prospects of Borrower or Debtor; or

     (g) Borrower, Debtor, any general partner or joint venturer of Debtor or Borrower, or any Guarantor shall die, become incompetent, dissolve, liquidate, merge, consolidate, or cease to be in existence for any reason, or any general partner or joint venturer of Debtor or Borrower shall withdraw or notify any partner or joint venturer of Borrower or Debtor of its or his/her intention to withdraw as a partner or joint venturer (or to become a limited partner) of Borrower or Debtor; or any general or limited partner or joint venturer of Debtor or Borrower shall fail to make any contribution required by the partnership or joint venture agreement of Debtor or Borrower as and when due under such agreement; or there shall be any change in the partnership or joint venture agreement of Debtor or Borrower from that in force on the date hereof which may have a material adverse impact on the ability of Borrower to repay the Liabilities; or the trust under the Trust Agreement shall terminate in whole or in part or be the subject of a distribution of other than income; or

     (h) any person or entity presently not in control of a corporate, partnership or joint venture Debtor or Borrower, any corporate general partner or joint venturer of Debtor or Borrower, or any Guarantor, shall obtain control directly or indirectly of Debtor or Borrower, such a general partner or joint venturer, or any Guarantor, whether by purchase or gift of stock or assets, by contract, or otherwise; or

     (i) any proceeding (judicial or administrative) shall be commenced against Borrower, Debtor, any Subsidiary, any general partner or joint venturer of Debtor or Borrower, or any Guarantor, or with respect to any assets of Borrower, Debtor, any Subsidiary, any general partner or joint venturer of Borrower or Debtor, or any Guarantor, which shall threaten to have a material and adverse effect on the future operations or financial condition of Borrower, Debtor, any Subsidiary, any general partner or joint venturer of Debtor or Borrower, or any Guarantor; or final judgment(s) and/or settlement(s) in an aggregate amount in excess of Two Hundred Fifty thousand UNITED STATES DOLLARS ($250000 in excess of insurance for which the insurer has confirmed coverage in writing, a copy of which writing has been furnished to Secured Party, shall be entered in any suit or action commenced against Debtor, Borrower, any Subsidiary, any general partner or joint venturer of Debtor or Borrower, or any Guarantor; or

     (j) Debtor shall grant or any person (other than Secured Party) shall obtain a security interest in any Collateral; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a first-priority security interest in any of the Collateral enforceable in accordance with the terms hereof; or any notice of a federal tax lien against Borrower or Debtor or any general partner or joint venturer of Borrower or Debtor shall be filed with any public recorder; or

     (k) there shall be any material loss or depreciation in the value of the Collateral for any reason, or Secured Party shall otherwise reasonably deem itself insecure; or there shall be any levy, judicial seizure, or attachment of any of the Collateral; or

     (l) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against Borrower, Debtor, any Subsidiary, any general partner or joint venturer of Borrower or Debtor, or any Guarantor; or Borrower, Debtor, any Subsidiary, any general partner or joint venturer of Borrower, or Debtor, or any Guarantor shall take any steps toward, or to authorize, such a proceeding; or

     (m) Borrower, Debtor, any Subsidiary, any general partner or joint venturer of Debtor or Borrower, or any Guarantor shall become insolvent, generally shall fail or be unable to pay its (his)(her) debts as they mature, shall admit in writing its (his)(her) inability to pay its (his)(her) debts as they mature, shall make a general assignment for the benefit of its (his)(her) creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its (his)(her) usual business.

10. DEFAULT REMEDIES.

     (a) Notwithstanding any provision of any document or instrument evidencing or relating to any Liability: (i) upon the occurrence and during the continuance of any Event of Default specified in Section 9(a)-(k), Secured Party at its option may declare the Liabilities immediately due and payable without notice or demand of any kind; and (ii) upon the occurrence of any Event of Default specified in Section 9(l)-(m), the Liabilities shall be immediately and automatically due and payable without action of any kind on the part of Secured Party. Upon the occurrence and during the continuance of any Event of Default, Secured Party may exercise any rights and remedies under this Agreement, any related document or instrument (including without limitation any pertaining to Collateral), and at law or in equity.

     (b) If any Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State where the main banking office of Secured Party or any Collateral is located, Secured Party may, in its sole discretion:

         (i) without being required to give any prior notice to Debtor apply the cash (if any) then held by it hereunder, toward the Liabilities in such order as Secured Party shall determine in its sole discretion; and

         (ii) if there shall be no such cash or the cash so applied shall be insufficient to pay all obligations in full, sell the Collateral, or any part thereof, at any public or private sale, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate. The Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Secured Party shall have the right to assign, transfer and deliver to the purchaser(s) thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Debtor, and Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. To the extent that notice of sale shall be required to be given by law, Secured Party shall give Debtor at least ten days; written notice of Secured Party's intention to make any such public or private sale or sales. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case any such purchaser shall fail to take up and pay for the

     Collateral so sold; in the case of any such failure, such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit at law or in equity to foreclose this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court of competent jurisdiction. The proceeds of sale of Collateral sold pursuant hereto shall be applied by Secured Party in such order as it shall determine.

     (c) Secured Party may, by written notice to Debtor, at any time and from time to time, waive any Event of Default or "Unmatured Event of Default" (as defined below), which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Secured Party and Debtor shall be restored to their former position and rights hereunder, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any subsequent or other Event of Default or Unmatured Event of Default. No failure to exercise, and no delay in exercising, on the part of Secured Party of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Secured Party herein provided are cumulative and not exclusive of any rights or remedies provided by law. "Unmatured Event of Default" means any event or condition which would become an Event of Default with notice or the passage of time or both.

11. POWERS OF SECURED PARTY. Secured Party may, from time to time, at its option (but shall have no duty to):

     (a) perform any agreement of Debtor hereunder that Debtor shall have failed to perform;

     (b) take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest therein and the carrying out of this Agreement, including without limiting the generality of the foregoing: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; or (iii) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; or (iv) receiving, endorsing and collecting all checks and other orders for the payment of money made payable to Debtor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof, and to give full discharge for the same;

     (c) file, or cause to be filed, photocopies or carbon copies of any financing statement respecting any right of Secured Party in the Collateral, and any such photocopy or carbon copy of the signature of Debtor on such photocopy or carbon copy shall be deemed an original for purposes of such filing. Debtor hereby authorizes Secured Party to sign financing statements on Debtor's behalf to be filed in all jurisdictions in which such authorization is permitted; and

     (d) (without limiting any other provision hereof) in its discretion request that any uncertificated securities or deposits constituting Collateral hereunder be delivered to it in definitive form. Upon receipt of such request from Secured Party, Debtor will immediately take all steps (including, without limitation, the payment by Debtor of all costs and expenses of issuance and transfer) required to cause such uncertificated securities or deposits to be issued and delivered in definitive form to Secured Party, together with any and all documents (executed in blank) required to effect the transfer of definitive securities or deposits in definitive form to Secured Party. The parties expressly agree that such securities or deposits when issued in definitive form shall continue to constitute Collateral for purposes of this Agreement.

Debtor hereby appoints Secured Party as Debtor's attorney-in-fact, which appointment is and shall be deemed to be irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at 3% in addition to the Prime Rate.

12. FURTHER ASSURANCES. Debtor agrees to do (or cause to be done) such further acts and things, and to execute and deliver (or cause to be executed and delivered) such additional conveyances, assignments, agreements, and instruments, as Secured Party may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights, powers and remedies hereunder.

13. ADDITIONAL PROVISIONS RE SECURITIES ACCOUNT AND DEPOSIT PLEDGE. The following additional provisions pertaining to the Bailee do not limit any of Secured Party's rights or powers under other provisions hereof:

     (a) Debtor agrees to cause Bailee to hold the Collateral as bailee and agent for Secured Party; Debtor hereby acknowledges that Bailee does and shall hold such property as bailee and agent of Secured Party. Debtor agrees to execute a direction letter to Bailee in the form attached hereto as Exhibit
B (whole Securities Account), Exhibit C (specified securities in Securities Account), Exhibit D (percentage of Securities Account, with Secured Party having right to designate specified securities from time to time in its sole discretion), and/or (unless Secured Party is also the issuer of the deposit) Exhibit E (deposit), as applicable. All terms of the direction letter, including without limitation the agreement and acknowledgment of Bailee, are incorporated into this Agreement as agreements of Debtor, and Debtor agrees to cause Bailee to comply with its agreements and obligations under such letter, and to agree to and acknowledge such letter as provided therein. Upon the execution of the direction letter by Debtor, Bailee and Secured Party, as provided therein, the direction letter shall constitute an agreement among Debtor, Bailee and Secured Party.

     (b) Except as otherwise specified herein or in any direction letter, Bailee shall act or not act with respect to the Collateral solely in accord with entitlement orders and instructions (including without limitation instructions to sell or otherwise dispose of any Collateral, to designate securities as Collateral (if applicable), and to deliver any Collateral to Secured Party) given from time to time by Secured Party. If applicable (see Exhibit D), securities designated by Secured Party shall be and be deemed Collateral, and a security interest as provided in Section 2 above shall be deemed granted therein, but without limiting Secured Party's security interest in the percentage of the Account. Secured Party may exercise any rights and powers hereunder or in connection with this Agreement or the direction letter, including without limitation the agreement and acknowledgement of Bailee, without the consent of Debtor.

     (c)[APPLICABLE IF THIS AGREEMENT INCLUDES A PLEDGE OF AN ENTIRE SECURITIES ACCOUNT OR A PERCENTAGE OF A SECURITIES ACCOUNT: APPLICABLE ONLY TO SUCH COLLATERAL] Notwithstanding the foregoing, until Secured Party notifies Bailee in writing to the contrary, Bailee shall permit withdrawals from the Securities Account so long as the total market value of the assets in the Securities Account all times equals or exceeds $ N/A (the "Minimum Account Balance") (this figure refers to the entire Securities Account, even if a percentage of the Securities

Account is pledged). Debtor agrees to take all steps, including without limitation placing additional assets in the above-referenced Securities Account, to ensure that the value of the assets in the Securities Account at all times equals or exceeds the Minimum Account Balance as determined by Secured Party.


     (d) Debtor hereby directs and authorizes Bailee, as agent with respect to the Securities Account, to effect replacements and substitutions of Collateral on behalf of Debtor. Without limiting any other provision hereof, all such replacements and substitutions shall be conclusively deemed to be Collateral and Debtor shall be deemed to have granted a security interest in such items and assigned such items to Secured Party, as more fully provided in Section 2 above. All substitutions and replacements shall be satisfactory to Secured Party in its sole discretion, and (without limiting any other provision hereof or of any direction letter) if Secured Party so requests no substitution or replacement may be made except with the prior consent of Secured Party.

14. OBLIGATIONS UNCONDITIONAL; WAIVER OF DEFENSES. Debtor irrevocably agrees that no fact or circumstance whatsoever which might at law or in equity constitute a discharge or release of, or defense to the obligations of, a guarantor or surety shall limit or affect any obligations of Debtor under this Agreement or any document or instrument executed in connection herewith. Without limiting the generality of the foregoing.

     (a) Secured Party may at any time and from time to time, without notice to Debtor, take any or all of the following actions without affecting or impairing the liability of Debtor on this Agreement:

     (i) renew or extend time of payment of the Liabilities;

     (ii) accept, substitute, release or surrender any security for the Liabilities; and

     (iii) release any person primarily or secondarily liable on the Liabilities (including without limitation Borrower, any indorser, and any Guarantor).

     (b) No delay in enforcing payment of the Liabilities, nor any amendment, waiver, change, or modification of any terms of any document or instrument which evidences or is given in connection with the Liabilities, shall release Debtor from any obligation hereunder. The obligations of Debtor under this Agreement are and shall be primary, continuing, unconditional and absolute (notwithstanding that at any time or from time to time all of the Liabilities may have been paid in full), irrespective of the value, genuineness, regularity, validity or enforceability of any documents or instruments respecting or evidencing the Liabilities. In order to hold Debtor liable or exercise rights or remedies hereunder, there shall be no obligation on the part of Secured Party, at any time, to resort for payment to Borrower or any Guarantor or to any other security for the Liabilities. Secured Party shall have the right to enforce this Agreement irrespective of whether or not other proceedings or steps are being taken against any other property securing the Liabilities or any other party primarily or secondarily liable on any of the Liabilities.

     (c) Debtor irrevocably waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon, and all demands and notices of any kind in connection with this Agreement or the Liabilities.

     (d) So long as this Agreement remains in effect or any Liabilities are outstanding, Debtor waives any claim or other right which Debtor might now have or hereafter acquire against Borrower or any other person primarily or contingently liable on the Liabilities (including without limitation any maker, indorser or Guarantor) or that arises from the existence or performance of Debtor's obligations under this Agreement, including without limitation any right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim or remedy of Secured Party against Borrower or any other collateral security for the Liabilities, which Secured Party now has or hereafter acquires, however arising.

     15. SECURED PARTY MAY ALSO BE BAILEE OR TRUSTEE. Debtor hereby irrevocably waives, releases and forever relinquishes any claim or right of any nature whatsoever based upon the fact that Bailee or a trustee of any Debtor, Borrower or Guarantor which is a trust is or may be Secured Party itself or a direct or indirect parent, subsidiary or affiliate of Secured Party, and hereby irrevocably consents to any such circumstance. The rights and powers of Secured Party shall not in any way be restricted by reason of any such present or future circumstance

     16. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed if to Secured Party to its main banking office indicated above (Attention: Division Head, ***), and if to Debtor to its address set forth below, or to such other address as may be hereafter designated in writing by the respective parties hereto or, as to Debtor, may appear in Secured Party's records.

***Private Banking

     17. MISCELLANEOUS. This Agreement and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in such State. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others. Captions herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof; references herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement. This Agreement shall bind Debtor, its (his) (her) heirs, trustees (including without limitation successor and replacement trustees), executors, personal representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns, except that Debtor may not transfer or assign any of its
(his) (her) rights or interest hereunder without the prior written consent of Secured Party. Debtor agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Secured Party, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Secured Party or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. If there shall be more than one person or entity constituting Debtor, each of them shall be primarily, jointly and severally liable for all obligations hereunder.

     18. WAIVER OF JURY TRIAL, ECT. DEBTOR HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN OR JURISDICTION OVER COOK COUNTY, ILLINOIS. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN OR HAVING JURISDICTION OVER SUCH COUNTY, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT SHE (HE) (IT) MAY HAVE TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY SECURED PARTY IN ACCORDANCE WITH THIS

                         EXHIBIT A TO PLEDGE AGREEMENT

                      Listing of Pledged Stocks and Bonds

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      1.                 2.                    3.                    4.                 5.                  6.               7.
                                                                                      No. of
Name of Issuer      Class/Series        Certificate No.          CUSIP No.         Units/Shares         CUSIP No.        Par Value

-----------------------------------------------------------------------------------------------------------------------------------
UAL Common Stock                                                                    63500
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

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

PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

N/A See Rider attached hereto and incorporated herein by reference.

--------------------------------------------
Type Name   Robert B. Staib
          ----------------------------------

--------------------------------------------

By:      -----------------------------------------
Title:
      --------------------------------------

Secured Party is hereby authorized by Debtor without notice to Debtor to fill in any blank spaces and dates and strike inapplicable terms herein or in any related document to conform to the terms of the transaction and/or understanding evidenced hereby, for which purpose Secured Party shall be deemed to have been granted an irrevocable power of attorney coupled with an interest.

By:
   -----------------------------------------
Title:
      --------------------------------------

Address for notices:

--------------------------------------------

--------------------------------------------

--------------------------------------------

Attention:
          ----------------------------------

                                    RIDER TO
                            MASTER NOTE (FORM 9601)

DATED AS OF September 14, 1998 EXECUTED BY Neural Applications Corporation (the "Borrower") IN FAVOR OF THE NORTHERN TRUST COMPANY (the "Lender")

                           (COMMITTED LINE OF CREDIT)

     1. This Rider is attached to and forms an integral part of the above-referenced Master Note (as amended, the "Note"). Capitalized terms defined in the remainder of the Note and not otherwise defined in this Rider shall have the same meaning in this Rider as in the remainder of the Note. Wherever possible this Rider and the remainder of the Note shall be construed so as to be consistent with each other; however, if and to the extent that the terms of this Rider conflict or are inconsistent with the remainder of the Note, the terms of this Rider shall prevail. Except as modified by this Rider the terms of the remainder of the Note shall apply.

     2. The first paragraph of Section 3 ("LINE OF CREDIT") is deleted and the following is substituted.

     "COMMITTED LINE OF CREDIT: This Note has been executed pursuant to a committed line of credit. By its acceptance of this Rider to this Note, Lender shall be deemed to have agreed to make available to Borrower Loans as outlined herein or in any related letter until the maturity date indicated above unless and until any 'Event of Default' (as defined below) occurs, in which case Lender shall have no obligation whatsoever to make any Loan hereunder or otherwise to extend credit to Borrower. Lender shall have no obligation to give Borrower or any other person or entity prior notice of the existence of any Event of Default or any decision not to make any Loan or otherwise extend credit to Borrower."

Dated as of September 14, 1998.
            ------------  ----
                                    --------------------------------------------
                                    Type Name NEURAL APPLICATIONS CORPORATION
                                              ----------------------------------

                                    --------------------------------------------
                                    By:   Robert B. Staib
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------